CAPSTEAD Information as of March 31, 2011 Investor Presentation Exhibit 99.1

Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Cautionary Statement Concerning Forward-looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:
In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein.
– changes in general economic conditions;
– fluctuations in interest rates and levels of mortgage
prepayments;
– the effectiveness of risk management strategies;
– the impact of differing levels of leverage employed;
– liquidity of secondary markets and credit markets;
– the availability of financing at reasonable levels and terms to support investing on a leveraged basis;
– the availability of new investment capital;
– the availability of suitable qualifying investments from both an investment return and regulatory perspective;
– changes in legislation or regulation affecting Fannie Mae
and Freddie Mac (the “GSEs”) and similar federal
government agencies and related guarantees;
– deterioration in credit quality and ratings of existing or future issuances of GSE or Ginnie Mae Securities; and
– increases in costs and other general competitive factors.

Company Summary
Proven Strategy
Experienced
Management Team
Company Overview
• We were founded in 1985 and are the oldest publicly-traded agency mortgage
REIT.
• At March 31, 2011, we had a total investment portfolio of $10.43 billion, supported by long-term investment capital of $1.19 billion levered 7.91 times.*
• Our three-year compound annual growth rate of 15.5% exceeds that of most of our peers.**
• We invest in residential adjustable-rate mortgage (ARM) securities issued and guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.
• Our prudently leveraged portfolio provides financial flexibility to manage changing market conditions.
• Our focus on ARM securities differentiates Capstead from our peers and is recognized as the most defensively-positioned Agency mortgage REIT.
• We are self-managed with low operating costs and a conservative incentive compensation structure.
• We have over 80 years of combined mortgage finance industry experience, including nearly 75 years at Capstead.

*    Long-term investment capital includes stockholders’ equity and unsecured borrowings, net of investments in related unconsolidated affiliates.
**   Compound annual growth rate is based on cumulative total returns assuming an investment in Capstead was made December 31, 2007 and dividends were reinvested.

Market Snapshot
(dollars in thousands, except per share amounts)
Perpetual Preferred Trust Total Long-Term
   Common Series A Series B Preferred Investment Capital
NYSE Stock Ticker     CMO CMOPRA CMOPRB
Shares outstanding
(b)
77,358 187 15,819
Cost of preferred capital  11.44% 11.28% 8.49% 10.28%
Price as of May 5, 2011 $13.21 $21.57 $14.46
Book Value per common share
(b)
$12.15
Price as a multiple of March 31, 2011
book value 108.7%
Recorded value
(b)
$ 915,165 $2,618 $176,703 $99,978 $1,194,464
Market capitalization as of May 5, 2011
(a)
$1,021,899 $4,034 $228,743 $99,978 $1,354,654
(a)
As of March 31, 2011.
(b)
Includes common shares issued subsequent to quarter-end.  Through May 5, 2011 we raised an additional $30 million in new common equity capital through the issuance of 2.3 million shares under our at-the-market continuous offering program.

37%
63%
21%
79%
Proven Investment & Financing Strategy

As of March 31, 2011
As of March 31, 2011
Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo” borrowings, augmented with two-year interest rate swap agreements for hedging purposes.
Residential ARM Securities Portfolio
Repurchase Arrangements & Similar Borrowings
Total: $9.45 billion
*    Based on fair market value as of the indicated balance sheet date.
Total: $10.43 billion*
Most of our securities are backed by well-seasoned
mortgage loans with coupon interest rates that reset
at least annually or begin doing so after an initial
fixed-rate period of five years or less.
We have long-term relationships with numerous
lending counterparties, including 24 active
counterparties at March 31, 2011.
At March 31, 2011 we held $3.5 billion notional
amount of  currently-paying two-year interest rate
swaps requiring fixed rate payments averaging
1.03% with average maturities of 13 months.  An
additional $600 million notional amount of two-year
swaps were held at quarter-end that require fixed
rate payments averaging 0.99% beginning in May
2011.
The duration of our investment portfolio and related
‘repo’ borrowings was approximately 10 months and
6¾ months, respectively, at March 31, 2011.  This
resulted in a net duration gap of approximately 3¼
months.  Duration is a measure of market price
sensitivity to interest rate movements.
Longer-to-Reset
ARMs
$2.22 Billion
Current-Reset
ARMs
$8.21 Billion
Borrowings Hedged with
Currently-Paying
Interest Rate Swaps
$3.50 Billion
Unhedged
Borrowings
$5.95 Billion

Portfolio Leverage & Long-Term Investment Capital

**
Borrowings under repurchase arrangements divided by long-term investment capital.
During the first quarter of 2011 we increased our portfolio leverage one full multiple which completed the re-leveraging of our investment capital.  In our view, borrowing at current levels represents an appropriate and prudent use of leverage for an agency-guaranteed
ARM securities portfolio in today’s market conditions.
With the re-leveraging of our investment capital during the first quarter, we began issuing new common equity capital using our at-the-market continuous offering program.  Net proceeds totaled $60 million during the first quarter and $30 million subsequent to quarter-end through May 5, 2011.
($ in millions)
Portfolio Leverage* Long-Term Investment Capital
$661
$860
$1,114
$1,127
$1,194
58%
67%
75%
75%
77%
27%
21%
16%
16%
15%
8%
9%
9%
12%
15%
$
$250
$500
$750
$1,000
$1,250
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11
Common Stock Preferred Stock Trust Prefered Securities, net
9.84x
7.85x
6.67x
6.91x
7.91x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11
$100
$179
$915
Common Stock Preferred Stock Trust Preferred Securities, net

5.64%
5.22%
4.13%
2.60%
2.36%
0.66%
0.59%
1.73%
5.12%
3.53%
1.77%
1.94%
2.40%
1.69%
0.52%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11
Yield Borrowing Rate Financing Spread
$7.04
$8.07
$8.52
$10.43
51%
60%
77%
88%
79%
49%
40%
23%
12%
21%
$7.44
$0.00
$3.00
$6.00
$9.00
$12.00
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11
Current-Reset ARMs Longer-to-Reset ARMs
Historical Financial Overview

*  See page 15 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
**  Defined as annualized net income available to common stockholders divided by average common equity capital.
($ in billions)
Residential ARM Securities Portfolio Financing Spread on Mortgage Assets*
Book Value Per Common Share Annualized Return on Average Common Equity**
$9.25
$9.14
$11.99 $12.02
$12.15
$0.00
$3.00
$6.00
$9.00
$12.00
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11
2.3%
21.0%
14.9%
12.7%
13.7%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
12/31/07 12/31/08 12/31/09 12/31/10 3/31/11
Yield Borrowing Rate Financing Spread
Current-Reset ARMs Longer-to-Reset ARMs
Year ended            Quarter ended
Quarter ended
22%
Year ended

Financing Spreads
0.0%
2.0%
4.0%
6.0%
8.0%
12/00 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 12/09 12/10
Financing spreads have largely recovered from the adverse effects of GSE buyouts of a backlog of seriously delinquent loans in 2010. Portfolio yields fluctuate with levels of mortgage prepayments, portfolio acquisitions at current market rates, and changes in coupon interest rates on ARM loans underlying the portfolio as they periodically reset to rates more reflective of the current interest rate environment.
Our repo borrowing rates remain at favorable levels with average repo borrowing rates of
0.28% at March 31, 2011 (0.57% including related interest rate swaps).
*    See page 15 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
** Source: Bloomberg.

Yields on Mortgage Assets vs. Borrowing Rates Fed Funds vs. 1-Month LIBOR**
Financing Spread on Mortgage Assets* Yield Borrowing Rate
Fed Funds Rate
1-Month LIBOR
0.0%
2.0%
4.0%
6.0%
8.0%
12/00 3/02 6/03 9/04 12/05 3/07 6/08 9/09 12/10
Avg. Spread on mortgage assets: 1.77%*

First Quarter 2011 Highlights
Our earnings increased $1.7 million to $34.7 million or $0.41 per diluted common share.
Our total financing spreads decreased 9 basis points to average 1.62%, reflecting continued lower
ARM loan coupon interest rate resets, as well as marginally higher mortgage prepayments partially offset by further declines in related borrowing rates.
Our book value increased $0.13 to $12.15 per common share.
We raised $60 million in new common equity capital using our at-the-market, continuous offering program contributing $0.06 to the increase in book value per common share.
Our investment portfolio increased 22% or $1.91 billion to $10.43 billion and our portfolio leverage increased to 7.9 times our long-term investment capital.
Comments from our May 4, 2011 earnings press release:
“With this quarter’s portfolio growth, we have completed re-leveraging our investment capital, which should benefit financial results in future quarters.  In our view, borrowing at current levels represents an appropriate and prudent use of leverage for an agency-guaranteed mortgage securities portfolio in today’s market conditions, particularly for a portfolio consisting almost entirely of short-
duration ARM securities.  Provided capital can continue to be deployed at attractive levels and financing conditions remain favorable, we anticipate maintaining our portfolio leverage near current levels in future quarters.  We may continue augmenting our existing capital base through our continuous offering program or by other means if conditions warrant, focusing on transactions that are accretive to our existing common stockholders.
“We remain confident in and focused on our investment strategy of managing a conservatively leveraged portfolio of agency-guaranteed residential ARM securities that can produce attractive risk-
adjusted returns over the long term while reducing, but not eliminating, sensitivity to changes in interest rates.”

* * * * * CAPSTEAD Appendix CAPSTEAD 10

Comparative Balance Sheet
(dollars in thousands, except per share amounts)

March 31, December 31, December 31, December 31, December 31,
2011 2010 2009 2008 2007
(unaudited)
Assets
Mortgage securities and similar investments 10,428,003 $   8,515,691 $ 8,091,103 $   7,499,530 $   7,108,719 $
Cash collateral receivable from interest rate swap counterparties 27,650              35,289          30,485            53,676            1,800
Interest rate swap agreements at fair value 11,851              9,597             1,758                -   -
Cash and cash equivalents 162,936            359,590        409,623         96,839            6,653
Receivables and other assets 84,670              76,078          92,817            76,200            88,637
Investments in unconsolidated affiliates 3,117                 3,117             3,117              3,117              3,117
10,718,227 $   8,999,362 $ 8,628,903 $   7,729,362 $   7,208,926 $
Liabilities
Repurchase arrangements and similar borrowings 9,449,490 $     7,792,743 $ 7,435,256 $   6,751,500 $   6,500,362 $
Cash collateral payable to interest rate swap counterparties 9,950                 9,024               -   -   -
Interest rate swap agreements at fair value 13,212              16,337          9,218              46,679            2,384
Unsecured borrowings 103,095            103,095        103,095         103,095         103,095
Common stock dividend payable 30,798              27,401          37,432            22,728            9,786
Accounts payable and accrued expenses 17,196              23,337          29,961            44,910            32,382
9,623,741         7,971,937     7,614,962      6,968,912      6,648,009
Stockholders' Equity
Perpetual preferred stock 179,321            179,323        179,333         179,460         179,533
Common stock 734,822            674,202        661,724         618,369         344,423
Accumulated other comprehensive income (loss) 180,343            173,900        172,884         (37,379)          36,961
1,094,486         1,027,425     1,013,941      760,450         560,917
10,718,227 $   8,999,362 $ 8,628,903 $   7,729,362 $   7,208,926 $
Book value per common share
liquidation preferences for the Series A and B preferred stock) 12.15 $12.02 $11.99 $9.14 $9.25
Long-term investment capital
unsecured borrowings, net of investments in related
unconsolidated affiliates) $1,194,464 $1,127,403 $1,113,919 $860,428 $660,895
Portfolio leverage
divided by long-term investment capital) 7.91:1 6.91:1 6.67:1 7.85:1 9.84:1
(calculated assuming
(stockholders' equity and
(borrowings under repurchase arrangements

Comparative Income Statement
(dollars in thousands, except per share amounts) (unaudited)

*    Represents total runoff (scheduled payments and prepayments).  The constant prepayment rate, or CPR, represents only prepayments and will typically be 150 to 250 basis points lower than total runoff during any given period.
**   See page 15 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
March December September June March
2011 2010 2010 2010 2010
Interest income:
Mortgage securities and similar investments 53,141 $          50,902 $          40,614 $          47,634 $          60,150 $
Other 113 140 111 135 92
53,254 51,042 40,725 47,769 60,242
Interest expense:
Repurchase arrangements and similar borrowings (12,322) (11,892) (11,096) (11,146) (13,368)
Unsecured borrowings (2,187) (2,187) (2,186) (2,187) (2,187)
Other (4) (2) - - -
(14,513) (14,081) (13,282) (13,333) (15,555)
38,741 36,961 27,443 34,436 44,687
Other revenue (expense):
Miscellaneous other revenue (expense) (218) (174) (427) (98) (205)
Incentive compensation expense (1,233) (1,327) (983) (1,330) (1,415)
General and administrative expense (2,663) (2,498) (2,424) (3,314) (2,695)
(4,114) (3,999) (3,834) (4,742) (4,315)
Income before equity in earnings of unconsolidated affiliates 34,627 32,962 23,609 29,694 40,372
Equity in earnings of unconsolidated affiliates 65 65 64 65 65
Net income 34,692 $          33,027 $          23,673 $          29,759 $          40,437 $
Net income per diluted common share $0.41 $0.40 $0.27 $0.35 $0.51
Average balance of mortgage assets 8,993,926 $     8,110,095 $     7,313,810 $     7,460,379 $     7,779,081 $
Investment premium amortization 12,832 11,098 17,689 15,342 13,466
Portfolio runoff *
Average financing spread on mortgage assets**
Quarter Ended
1.77
19.9%
1.89
19.4%
2.35
31.8%
1.56
35.6%
1.91
37.9%

Yield / Cost Analysis
(dollars in thousands, unaudited)

Basis Yield/Cost Runoff Basis Yield/Cost Runoff
Agency-guaranteed securities:
Fannie Mae/Freddie Mac:
   Fixed-rate $             4,890 6.68% 8.9% $             5,106 6.60% 18.3%
   ARMs 8,293,715 2.34 20.5 7,600,085 2.49 19.4
Ginnie Mae ARMs 681,375 2.59 11.8 486,215 2.57 12.7
8,979,980 2.36 19.9 8,091,406 2.50 19.0
Unsecuritized residential mortgage loans:
Fixed-rate 3,433 5.89 6.7 3,491 7.03 6.4
ARMs 7,036 3.36 21.2 7,353 3.79 7.6
10,469 4.19 17.2 10,844 4.83 7.2
Commercial loans - - - 4,339 8.75 100.0
3,477 7.65 3.3 3,506 8.07 3.5
8,993,926 2.36 19.9 8,110,095 2.51 19.4
Other interest-earning assets 235,864 0.19 273,016 0.20
9,229,790 2.31 8,383,111 2.44
30-day to 90-day interest rates, as adjusted
     for hedging results 8,304,926 0.59 7,465,108 0.62
Structured financings 3,477 7.65 3,506 8.07
8,308,403 0.59 7,468,614 0.62
Other interest-paying liabilites 10,344 0.16 4,323 0.19
Unsecured borrowings 103,095 8.49 103,095 8.49
8,421,842 0.69 7,576,032 0.73
Capital employed/Total financing spread
$        807,948
1.62
$        807,079
1.71
Financing spread on mortgage assets* 1.77 1.89
Secured borrowings based on:
Collateral for structured financings
First Quarter 2011 Average Fourth Quarter 2010 Average
* See page 15 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

Fully
Indexed Average Months
Principal
       Cost Basis            Fair Market
Net
Net
Net to
Balance
Premiums
($)
%
Value
WAC
WAC*
Margins
Roll
Current-reset ARMs:
Fannie Mae Agency Securities $ 5,576,226 $119,468 $ 5,695,694 102.14 $ 5,811,784 2.75% 2.28% 1.71% 4.8
Freddie Mac Agency Securities 1,819,842 45,424 1,865,266 102.50 1,907,731 3.47 2.43 1.89 7.0
Ginnie Mae Agency Securities 460,880 5,812 466,692 101.26 475,241 2.62 1.78 1.52 5.6
Residential Mortgage Loans 6,688    23 6,711   100.34 6,611   3.46    2.40     2.05      5.0
7,863,636 170,727 8,034,363 102.17 8,201,367 2.91 2.29 1.74 5.3
Longer-to-reset ARMs:
Fannie Mae Agency Securities 985,459 30,974 1,016,433 103.14 1,022,387 3.70 2.54 1.76 43.7
Freddie Mac Agency Securities 642,284 24,468 666,752 103.81 674,4432 4.82 2.56 1.78 31.9
Ginnie Mae Agency Securities 499,728   17,628 517,356 103.53 517,978   3.65    1.78    1.51   46.9
2,127,471   73,070 2,200,541 103.43 2,214,807   4.02    2.37    1.71    40.9
$ 9,991,107 $243,797 $10,234,904 102.44 $10,416,174   3.15    2.30    1.73     12.9
Residential ARM Portfolio Statistics
As of March 31, 2011 (dollars in thousands, unaudited)

• Fully indexed net weighted average coupon, or WAC, represents the coupon upon one or more resets using interest rates indices as of March 31, 2011 and the applicable net margin.
NOTE:  Excludes $11 million of fixed-rate investments.

Financing Spread on
Mortgage Assets,
Total Financing Spread,
a Non-GAAP
a GAAP Measure
Financial Measure
(a)
Interest
Income
(Expense)
Yield/Cost
Difference
Interest
Income
(Expense)
Yield/Cost
Corresponding
Fourth Quarter
2010
Yield/Cost
Interest income:
Mortgage assets $ 53,141 2.36% $ – $ 53,141 2.36% 2.51%
Other interest-earning assets
(b)
113 0.19 (113) – – –
53,254 2.31 (113) 53,141 2.36 2.51
Interest expense:
Secured borrowings (borrowings under
repurchase arrangements) (12,322) 0.59 – (12,322) 0.59 0.62
Unsecured borrowings
(c)
(2,187) 8.49 2,187 – – –
Other interest-paying liabilities
(d)
(4) 0.16 4 – – –
(14,513) 0.69 2,191 (12,322) 0.59 0.62
Net interest margin/financing spread $ 38,741 1.62 $ 2,078 $ 40,819 1.77 1.89
Use of Financing Spread on Mortgage Assets,
a Non-GAAP Financial Measure
First Quarter 2011 (dollars in thousands, unaudited)

(a) Net interest margin on mortgage assets and Financing spread on mortgage assets are non-GAAP financial measures (based solely on interest income and yields on the Company’s portfolio of mortgage securities, net of borrowings under repurchase agreements). These measures are similar to the all-inclusive GAAP measures, Total net interest margin and Total financing spread (based on all interest-earning assets and all interest-bearing liabilities).
(b) Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties.
(c) Unsecured borrowings consist of junior subordinated notes with original terms of 30 years issued in 2005 and 2006 by
Capstead to statutory trusts formed to issue $3.1 million of the trusts’ common securities to Capstead and to privately place
$100.0 million of preferred securities to unrelated third party investors. Capstead reflects its investment in the trusts as unconsolidated affiliates and considers the unsecured borrowings, net of these affiliates, a component of its long-term investment capital.
(d) Other interest-paying liabilities consist of cash collateral payable to interest rate swap counterparties.

Experienced Management Team

Over 80 years of combined mortgage finance industry experience, including nearly 75 years at Capstead
Andrew F. Jacobs – President and Chief Executive Officer, Director
– Has served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988
– Certified Public Accountant (“CPA”), member of the Board of Governors of the National Association of Real Estate Investment Trusts
(“NAREIT”), chairman of NAREIT’s Council of Mortgage REITs, member of the executive committee of the Chancellors Council of the University of Texas System, the Executive Council of the Real Estate Finance and Investment Center at the University of Texas
at Austin, the American Institute of Certified Public Accountants (“AICPA”), and the Financial Executive International (“FEI”)
Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Secretary
– Has held various financial accounting and reporting positions at Capstead since 1993
– Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization
– CPA, Member AICPA, FEI
Robert A. Spears – Executive Vice President, Director of Residential Mortgage Investments
– Has served in asset and liability management positions at Capstead since 1994
– Formerly Vice President of secondary marketing with NationsBanc Mortgage Corporation
Michael W. Brown – Senior Vice President, Asset and Liability Management, Treasurer
– Has served in asset and liability management positions at Capstead since 1994
– MBA, Southern Methodist University, Dallas, Texas